UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 14, 2021

NERDWALLET, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40994	45-4180440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
875 Stevenson St., 5th Floor
San Francisco, CA 94103
(Address of principal executive offices, including Zip Code)
(415) 549-8913
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	NRDS	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(c), (e) Appointment of John Caine as Chief Product Officer

The Board of Directors of NerdWallet, Inc. (“NerdWallet”) will appoint John Caine, 47, as Chief Product Officer of NerdWallet effective December 23, 2021. Mr. Caine has served as the Chief Conversion and Chief Product Officer of Vroom Inc., a publicly-traded used car retailer and e-commerce company since 2018. From 2016 to 2018, he served as the Chief Conversion Officer of Vroom Inc.

In connection with Mr. Caine’s appointment, NerdWallet and Mr. Caine entered into an offer letter dated November 18, 2021 (the “Offer Letter”). The Offer Letter provides that Mr. Caine will be entitled to an annual salary of $525,000, and a sign-on bonus of $200,000. Mr. Caine will be awarded a grant of restricted stock units (“RSUs”) having a value of $2,750,000 and an option to purchase 274,014 shares of NerdWallet’s Class A Common Stock (“Options”). The RSUs and Options will be subject to the terms of NerdWallet’s 2021 Equity Incentive Plan and award agreements and will vest over approximately four years. In addition, Mr. Caine will participate in NerdWallet’s Change of Control and Severance Policy. The full text of the offer letter is included as Exhibit 10.1 hereto and is incorporated by reference.

There are no arrangements or understandings between Mr. Caine and any other person pursuant to which Mr. Caine was appointed as Chief Product Officer of NerdWallet. Mr. Caine has not entered into any transactions with the Company that are required to be disclosed pursuant to item 404(a) of Regulation S-K.

Furthermore, there are no family relationships between Mr. Caine and any of the Company’s officers or directors that are required to be disclosed pursuant to Item 401(d) of Regulation S-K.

Item 7.01    Regulation FD Disclosure.

On December 14, 2021, NerdWallet issued a press release announcing the hiring of Mr. Caine as Chief Product Officer of NerdWallet. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated by reference.

The information furnished in Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1	Offer Letter Between NerdWallet, Inc. and John Caine dated November 18, 2021.
99.1	Press release issued by NerdWallet, Inc. dated December 14, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NerdWallet, Inc.
Dated: December 14, 2021
	By:	/s/ Ekumene M. Lysonge
General Counsel and Corporate Secretary